Exhibit-99.1
Navistar International Corporation OTCBB: NAVZ March 1, 2007

Forward Looking Information Information provided and statements contained in the presentation that are not purely historical are forward -looking statements within the meaning of Section 27A of the Securities Act, Section 21E of the Exchange Act, and the Private Securities Litigation Reform Act of 1995. Such forward-looking statements only speak as of the date of the presentation and the company assumes no obligation to update the information included in the presentation. Such forward-looking statements include information concerning our possible or assumed future results of operations, including descriptions of our business strategy. These statements often include words such as "believe," "expect," "anticipate," "intend," "plan," "estimate" or similar expressions. These statements are not guarantees of performance or results and they involve risks, uncertainties and assumptions , including the risk of continued delay in the completion of our financial statements and the consequences thereof, the availability of funds, either through cash on hand or the company's other liquidity sources, to repay any amounts due should any of the company's debt become accelerated, and decisions by suppliers and other vendors to restrict or eliminate customary trade and other credit terms for the company's future orders and other services, which would require the company to pay cash and which could have a material adverse effect on the company's liquidity position and financial condition. Although we believe that these forward-looking statements are based on reasonable assumptions, there are many factors that could affect our actual financial results or results of operations and could cause actual results to differ materially from those in the forward-looking statements. For a further description of these factors, see Exhibit 99.1 to our Form 8-K filed on April 6, 2006. In addition, until the previously announced review by the company of its accounts is concluded, no assurance can be given with respect to the financial statement adjustments, impacts and period resulting from such review, if any, nor can there be any assurance that additional adjustments to the financial statements of the company will not be identified.

1943 1918 1942 1936 1924 1950s 1912 1909 Over 100 years of building and shaping history 2007 2001

Corporate Overview Parts Organization Distribution business that provides non-cyclical earnings Double digit growth in revenue and earnings Most extensive distribution channel in Truck and Mid-range diesel Wholesale - floor planning for dealers Retail financing for customers Finance Corporation North American market share leader with RV/Stripped chassis, Class 6-7 trucks, Severe Service and Regional and long haul Class 8 trucks Manufacturing locations in U.S., Canada and Mexico Truck Group World's largest engine manufacturer of mid-range diesel engines (160-350HP) Manufacturing locations in U.S. and Brazil Engine Group Parts Distribution Center

Traditional U.S. and Canada Retail Class 6 - 8 Industry Landscape Combined Class 8 Class 6 - 8 *Navistar's fiscal year is 11/1-10/31

2004, 2007 & 2010 Emissions Standards Sulfur Content in Fuel ULSD : 15 PPM 500 PPM 0.01 0.10 0.2 1.2 4.0 5.0 0.0 0.0 NOx (g/hp-hr) PM (g/hp-hr) 2.5 15.0 10.0 1974 1994 1998 2004 EGR 2007 : Increased EGR w / DPF 2010

New Diesel Technology Reduces Ultrafine Particulate Emissions Ultrafine particulate emissions lower than ambient levels in major cities (Study conducted by the Clean Air Task Force 2005) particles/cc 1 m from tailpipe 500,000 500,000

Our strategy expected to enable us to deliver our 2009 goal Competitive Cost Structure Profitable Growth Great Products Leveraging what we have and what others have built FY 2009 Goals $15 Billion Revenue $1.5 Billion Pre-Tax >10% Segment Margins in all businesses Improve cost structure while developing synergistic niche businesses with richer margins Improve conversion rate of operating income into net income Reduce cyclicality Grow Parts Non-Traditional

North American Market Share Leader in Class 6-8 Trucks and School Bus School districts & local municipalities Local & regional delivery of beverage refrigeration, utilities, tow, municipalities & emergency rescue Construction, waste management & other on-off highway applications Severe Service - 23.2% Line-haul, local & regional delivery Heavy (LH & RH) - 17.1% 2006 FY Combined Market Share* ~ 27% School Bus Class 6-7 Combined Class 8 - 18.7% Class 8 Medium - 40% School Bus Chassis - 64% School Buses Body - 62.2% *Market Share - Information is compiled using Wards, ACT and POLK data combined with company internal reports. Market share information reflects retails sales in the United States and Canada for Classes 6-8. We expect to maintain market share in Bus, Medium, and Severe Service. We expect to grow market share in Line-Haul Heavy

Great Products: ProStarTM launched January 2007 Best in Class Uptime 4% better fuel economy Lowest cost of ownership Driver satisfaction Supports the $6,000 cost reduction goal Material savings Warranty savings Labor savings Benefits On April 6, 2006, the company announced that the company's previously issued audited financial statements and the independent auditors' reports thereon for the years ended October 31, 2002 through 2004, and all quarterly financial statements for periods after November 1, 2002 should no longer be relied upon because of errors in such financial statements.

Great Products: Engine

Brand new technologies built for power, reliability, durability, and fuel economy



I4 / I6

50%+ market share* in Mid-size and Full size pick up trucks in South America
Complete line of 3 - 7L products



V6

4.5L

For Class 4-5



V8

6.4L

~ 50% market share* in heavy duty diesel pickup/vans



I6

7.6L

~ 49% market share* leader in Class 6-7 Truck and School Bus



MaxxForce ™ Big Bore

11 and 13 Liter Big Bore

Late 2007 launch

2006 Shipments

I4 / I6	V6	V8	I6
123,280 units	8,981 units	305,996 units	81,405 units

NAVISTAR

* Market Share – Information is compiled using POLK data combined with company internal reports.

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Global Strategic Initiatives Mahindra International South America Other Global Sourcing Scale Strategic Partnerships Second Pillar - Competitive Cost Structure Other MATERIAL MANUFACTURING/LABOR Below the Line Items Continuous Improvement Master UAW Contract expires 10/1/2007 Other Pension/OPEB Interest Expense Enablers for 10% segment margins Containment and Improvement Design for quality and cost reductions Material 0.7 Manufacturing 0.2 Other 0.1 Cost Reduction Opportunities by 2009

Competitive Cost Structure - Scale World Truck Assembly by Manufacturer Classes 4-8 2006 Volume in thousands (000's) for top 15 manufacturer's (Classes 4-8) Note: Information provided by J.D. Power - LMC;ACT research includes three quarters of actual information and one quarter of forecasted information for all truck manufacturers excluding International. *International information obtained from internal company reports and includes assembly units for the Blue Diamond joint venture. Traditional U.S. and Canada School Bus and Class 6-8 Trucks Non-Traditional* Small Bus and Commercial Bus Workhorse (Commercial Chassis and RV's) Class 4/5 LCF Class 5 Conventional Military Export (Mexico and all other countries)

Competitive Cost Structure - Scale World Mid-range Diesel Engine Leader 0 100 200 300 400 500 2006 Volume 600 2006 Volume in thousands (000's) On April 6, 2006, the company announced that the company's previously issued audited financial statements and the independent auditors' reports thereon for the years ended October 31, 2002 through 2004, and all quarterly financial statements for periods after November 1, 2002 should no longer be relied upon because of errors in such financial statements.

Competitive Cost Structure Increase Manufacturing Efficiency 1996 vs. 2006 Manufacturing 77% increase in production with a less than 4% increase in production headcount Utilized flexible workforce Overtime flexibility Past (primarily Master Contract) Springfield Assembly Plant Chatham Assembly Plant Additions Escobedo Assembly Plant Garland Assembly Plant Conway Bus Plant Tulsa Bus Plant Truck Manufacturing *Includes full time and temporary workers directly associated with production process for plants shown above

Growth in non-traditional segments Non-Traditional Military Export (Mexico and all other countries) Small Bus and Commercial Bus Workhorse (Commercial Chassis and RV's) Class 4/5 LCF Class 5 Conventional Non-Traditional Big Bore Engine New Engine Customers Non-Traditional Big Bore Engine Parts Military and Export Parts Small Bus and Commercial Bus Parts Class 4 and 5 Parts Workhorse Parts Utilizing what we have and what others have built

Strategic Initiatives Update Deliver Profitable Growth Utilizing what we have and what others have built Improve existing markets via Distribution Channel Enter niche markets from commercial platforms Military Export Commercial Bus Expand through strategic acquisitions and partnerships RV Chassis South America Mahindra International

ProStar(tm) Family Military Commercial Bus CF and Conventional Class 4/5 Workhorse Cl 3-7 9400 CE 300 Traditional U.S and Canada Class 6-8 Industry (Last 5 years market ranges from 263K - 455K units) 4400 Increase class 8 heavy line haul market share by 1% in FY 2007. Units delivered: FY 2005 - ~1,300 FY 2006 - ~2,900 Industry ranges from 9K - 13K Industry ranges from 20K - 30K Industry ranges from 45K - 60K Industry ranges* from 35K - 45K New Opportunities - Expanding the markets we play in *Includes Commercial Chassis and RV units Great Products: Growth On April 6, 2006, the company announced that the company's previously issued audited financial statements and the independent auditors' reports thereon for the years ended October 31, 2002 through 2004, and all quarterly financial statements for periods after November 1, 2002 should no longer be relied upon because of errors in such financial statements.

Great Products: Growth/Cost Late 2007 launch Only in Class 8 International Trucks Cost competitive Leverage scale in development and procurement Proven world-class performance, fuel economy and NVH Integrated Truck-Engine design and development Developed for North American applications and emissions applications and emissions applications and emissions applications and emissions applications and emissions applications and emissions applications and emissions applications and emissions applications and emissions applications and emissions applications and emissions applications and emissions International Big Bore 11 to 13 liter range "MaxxForce"

Customer Choice: A Solid Big Bore Product Line Up

I6 V8 Great Products: Engine Value Proposition: Reliability Performance Fuel Economy Low NVH

Delivering Profitable Growth Military Camp Navistar A major player in Iraq and Afghanistan

Delivering Profitable Growth Military Key Takeaway: Continue to service Military parts burn rate five times greater Many trucks not coming home Change in administration has not affected military re-orders and opportunities

Protecting our Soldiers is the number one priority 155 MM Test "Equal if not greater than threat levels that we deal with in Iraq and Afghanistan" Government Contractor unit used throughout Iraq IED/Land Mine Attack ***Contractor Survived***

Delivering Profitable Growth
Military

Why Navistar?
- ✓ Production Capability/Cost – Current trucks required little investment since they are produced off existing platforms
- ✓ Distribution network – Field service and maintenance
- ✓ Aggressive Delivery – Current trucks delivered less than six months after contract award

What's next?
- ✓ Tacom continued support
- ✓ Foreign Military Sales
- ✓ MRAP
- ✓ FTTS
- ✓ JLTV
- ✓ FMTV
- ✓ M915

2005	2006	2007
Delivered approximately 1,300 units	Delivered approximately 2,900 units	Over 20 contracts won to date. Total mature value => $1.5 B in orders from 2007 to 2009

Future Opportunities

5000 MV
Armorezd Line Haul
Tractor – Logistic
Iraq



7000 MV
Military Support Mission
US –Afghanistan & Iraq
Taiwan
Canada



Mine Resistant Ambush Protection (MRAP)
Mine & IED Protected Vehicle for Marines & Army
Afghanistan & Iraq



Demonstrators to be delivered by the end of March 2007

Future Tactical Truck Systems (FTTS)
Demonstrator of Advanced Armor & Vehicle Capabilities



Delivered in November 2006

Joint Light Tactical Vehicle (JLTV)
Next Generation HMMWV



NAVISTAR

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Delivering Profitable Growth Mahindra International Mahindra Joint Venture Strategy Component Sourcing Engineering Commercial Growth - India & Exports Mahindra International is currently selling commercial trucks and buses in Class 3-4 range Upgraded bus products are being launched now, including one with a new common rail electronic engine A full line of new vehicles in Class 4-8 range is currently under development Plans are to launch new buses in June 2008, new trucks beginning in December 2008 By end of 2011, target volume is 60,000 units/year in a market of 400,000 (Class 3-8)

Organic parts growth Truck market share New truck products - ProStar(tm), Severe Service, non-traditional truck growth Export, Military International Rest of Industry 2.993 13.707 Delivering Profitable Growth NAFTA 6-8 Parts Industry Landscape Truck Dealers Rest of Industry 0.43 0.11 0.56 ~$17.7 Billion Market - Class 6-8 Industry ~$17.7+ Billion Market Class 6-8 Industry Dealers expected to maintain and grow share Grow with current customers and reach more customers National accounts New products Enhanced Dealer service capabilities MaxxForce(tm) Big Bore Engine 2006 North American Share 2009 North American Share International 11%

Leveraging what we have and what others have built 324 International dealers US, Canada, Mexico 941 dealer locations Distribution - growing our global network Growing with our BIC Distribution network It starts with Great Products!!! #1 in the J.D. Power and Associates Vocational 2006 Heavy Duty Customer Satisfaction Survey It sustains itself with scale!!! Class 3- 5 Military India/China Going to the next level ProStar(tm)/ MaxxForce(tm)

Total NA Industry ? What it Means for Navistar in 2007 and beyond New products and markets will enhance the growth of our business while our cost structure drives increasing profitability Total NA Industry Demand *On April 6, 2006, the company announced that the company's previously issued audited financial statements and the independent auditors' reports thereon for the years ended October 31, 2002 through 2004, and all quarterly financial statements for periods after November 1, 2002 should no longer be relied upon because of errors in such financial statements. 2007 Offset: Parts ? Cost Reductions ? Military ? Export ? Workhorse ? India ? MWM ? Reduced Breakeven Record EPS >10 % Average Segment Margins 2009 Goal Consolidated Sales and Revenue of $15 Billion Great Products Competitive Cost Structure Profitable Growth 3 Pronged Strategy